                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 31, 1994
                                                 ------------------------------

                                 MERISEL, INC.
- - - -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   DELAWARE
- - - -------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-17156                                          95-4172359
- - - --------------------------                    ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)

200 Continental Boulevard, El Segundo, California                    90245-0984
- - - -------------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code      (310) 615-3080
                                                   ----------------------------

                                      N/A
- - - -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
(c)     Exhibits

        10.1 Asset Purchase Agreement, dated January 31, 1994, among ComputerLand, Merisel FAB, and, for purposes of Section 2.2 thereof, the Company.

        10.3 Distribution and Services Agreement dated January 31, 1994 between ComputerLand and Merisel FAB.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MERISEL, INC.



                                                   By: /s/ TIMOTHY N. JENSON
                                                       -----------------------
                                                       Timothy N. Jenson
                                                       Vice President


Date:  October 4, 1994

                                       3